UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 6, 2009

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	0-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01	Completion of Acquisition or Disposition of Assets.	3

Item 9.01	Financial Statements and Exhibits.	3

Signature		5

Exhibit Index		6

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 13, 2009, Lifeway Foods, Inc., a Illinois corporation (“Lifeway”) filed a Form 8-K to report that on February 6, 2009, Lifeway entered into and consummated a Stock Purchase Agreement (the “Stock Agreement”) by and among Lifeway, Ilya Mandel, an individual and Michael Edelson, an individual (each a “Seller” and collectively “Sellers”).

Lifeway had reported in the original Form 8-K that it would file the financial statements and pro forma financial statements of Fresh Made, Inc. required by Item 9.01 of Form 8-K.  This Form 8-K/A is being filed to amend the original 8-K to include such financial statements and pro forma financial statements.  No other change is effected by this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

Fresh Made, Inc.’s audited financial statements as of December 31, 2008 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)           Pro forma financial information.

Fresh Made, Inc.’s unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2008 is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)           Exhibits.

Exhibit	Description

2.1	Stock Purchase Agreement dated February 6, 2009 (previously filed).

2.2	Real Property Agreement dated February 6, 2009 (previously filed).

10.1	Loan and Security Agreement dated February 6, 2009 (previously filed).

10.2	Revolving Note dated February 6, 2009 (previously filed).

10.3	Term Note dated February 6, 2009 (previously filed).

99.1	Press Release dated February 9, 2009 (previously filed).

99.2	Audited financial statements as of December 31, 2008 for Fresh Made, Inc.

99.3	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     April 29, 2009

LIFEWAY FOODS, INC.
By:	/s/ Edward Smolyansky
Edward Smolyansky
Chief Financial and Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

2.1	Stock Purchase Agreement dated February 6, 2009 (previously filed).

2.2	Real Property Agreement dated February 6, 2009 (previously filed).

10.1	Loan and Security Agreement dated February 6, 2009 (previously filed).

10.2	Revolving Note dated February 6, 2009 (previously filed).

10.3	Term Note dated February 6, 2009 (previously filed).

99.1	Press Release dated February 9, 2009 (previously filed).

99.2	Audited financial statements as of December 31, 2008 for Fresh Made, Inc.

99.3	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2008.